NATIONWIDE MUTUAL FUNDS

Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Supplement dated September 27, 2013
to the Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the applicable Fund’s Prospectus.

Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds, has engaged Nationwide Asset Management LLC (“NWAM”) to provide asset allocation consulting services to NFA in connection with the development and periodic review of each Fund’s target allocation and selection of Underlying Funds.  NWAM is a registered investment adviser and wholly-owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.  NWAM also serves as the subadviser to certain Nationwide Funds.  NFA and NWAM therefore could be subject to a conflict of interest, because one or more Underlying Funds selected for investment by the Funds may be subadvised by NWAM, which earns fees for subadvising such Underlying Funds.  NFA ultimately has sole responsibility for determining each Fund’s asset class allocation and the selection of the Underlying Funds.  As the investment adviser to the Funds, NFA has a fiduciary duty to each Fund and must act in each Fund’s best interests.

The Nationwide Inflation-Protected Securities Fund, one of the Underlying Funds in which the Funds invest, is subadvised by NWAM.

As described in the Prospectus, the target allocations for each Fund among the various asset classes are subject to change in order to meet each Fund’s investment objective or as economic and/or market conditions warrant.  NFA, the investment adviser to the Funds, has determined that changes to the target allocations for the Funds are appropriate at this time.  Accordingly, the Prospectus is amended as set forth below.  The principal investment strategies of each Fund remain unchanged.

Effective September 30, 2013, the Prospectus is amended as follows:

1.           Nationwide Investor Destinations Aggressive Fund.  The second paragraph under “Principal Investment Strategies” on page 3 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective primarily by seeking growth of capital.  Through investments in the Underlying Funds, the Fund invests heavily in equity securities, such as common stocks of U.S. and international companies (including smaller companies).  As of the date of this Prospectus, the Fund allocates approximately 59% of its net assets in U.S. stocks and approximately 28% in international stocks.  The Fund is designed for aggressive investors who are comfortable with assuming the risks associated with investing in a high percentage of stocks, including international stocks.  The Fund is also designed for investors with long time horizons, who want to maximize their long-term returns and who have a high tolerance for possible short-term losses.

2.           Nationwide Investor Destinations Moderately Aggressive Fund.  The second paragraph under “Principal Investment Strategies” on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective primarily by seeking growth of capital, as well as income.  Through investments in the Underlying Funds, the Fund invests considerably in equity securities, such as common stocks of U.S. and international companies, including smaller companies.  As of the date of this Prospectus, the Fund allocates approximately 51% of its net assets in U.S. stocks, approximately 26% in international stocks and approximately 19% in bonds.  The Fund is designed for moderately aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

3.           Nationwide Investor Destinations Moderate Fund.  The second paragraph under “Principal Investment Strategies” on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective by seeking both growth of capital and income.  Through investments in the Underlying Funds, the Fund may invest a majority of its assets in equity securities, such as common stocks of U.S. and international companies (including smaller companies) that the investment adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in bonds (including mortgage-backed securities) in order to generate investment income.  As of the date of this Prospectus, the Fund allocates approximately 38% of its net assets in U.S. stocks, approximately 19% in international stocks and approximately 39% in bonds.  The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income.  The Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term results.

4.           Nationwide Investor Destinations Moderately Conservative Fund.  The second paragraph under “Principal Investment Strategies” on page 15 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective by seeking income and, secondarily, long-term growth of capital.  Through investments in the Underlying Funds, the Fund invests a majority of its assets in fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities in order to generate investment income, but also a considerable portion of its assets in equity securities, such as common stocks of U.S. and international companies (including smaller companies) that the investment adviser believes offer opportunities for capital growth.  As of the date of this Prospectus, the Fund allocates approximately 59% of its net assets in bonds, approximately 26% in U.S. stocks and approximately 11% in international stocks.  The Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income and secondary goal is growth.  The Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

The following paragraph is added under “Principal Risks” on page 15 of the Prospectus:

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies.  Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources.  Therefore, they generally involve greater risk.

5.           Nationwide Investor Destinations Conservative Fund.  The second paragraph under “Principal Investment Strategies” on page 19 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective by seeking income and, secondarily, long-term growth of capital.  Through investments in the Underlying Funds and the Nationwide Contract, the Fund invests heavily in fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities, and a relatively small portion of its assets in equity securities, such as common stocks of U.S. companies.  As of the date of this Prospectus, the Fund allocates approximately 77% of its net assets in bonds and approximately 18% in stocks.  The Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

6.           The information and chart under “How the Funds Invest: Nationwide Investor Destinations Funds (cont.)” on page 23 is deleted in its entirety and replaced with the following:

Nationwide Fund Advisors (the “Adviser”) establishes a target allocation among different asset classes appropriate for each Fund’s risk profile and individual strategies.  The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class.  Within each target asset class allocation, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund.

The allocations shown in the table below are the target allocations for each Fund as of the date of this Prospectus stated as a percentage of the Fund’s total assets, plus or minus 5%.  However, due to market value fluctuations or other factors, actual allocations may vary over short periods of time.  In addition, the asset class allocation targets themselves may change over time in order for each Fund to meet its respective objective or as economic and/or market conditions warrant.

Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes are not likely to be made in response to short-term market conditions.  The Adviser reserves the right to add or delete asset classes or to change the target allocations at any time and without notice.  The Funds may also invest in other mutual funds not identified in the Appendix, including unaffiliated mutual funds, that are chosen either to complement or replace the Underlying Funds.

ASSET CLASSES	TARGET ALLOCATIONS
	Aggressive Fund	Moderately Aggressive Fund	Moderate Fund	Moderately Conservative Fund	Conservative Fund
U.S. STOCKS
U.S. Large Cap	32%	29%	22%	16%	9%
U.S. Mid Cap	14%	12%	10%	7%	3%
U.S. Small Cap	13%	10%	6%	3%	1%
INTERNATIONAL STOCKS*	28%	26%	19%	11%	5%
U.S. INTERMEDIATE TERM BONDS	4%	10%	17%	24%	29%
INTERNATIONAL BONDS**	4%	4%	4%	4%	3%
INFLATION-PROTECTED BONDS	1%	1%	4%	6%	9%
SHORT TERM BONDS	0%	4%	14%	25%	36%
OTHER ASSET CLASSES***	4%	4%	4%	4%	5%
* “International Stocks” includes emerging market stocks.

** “International Bonds” includes emerging market bonds.
*** “Other Asset Classes” includes global real estate, commodities, high yield bonds and money market instruments.

The Adviser is also the investment adviser of each Underlying Fund (except for the Nationwide Contract, which is issued and advised by an affiliate of the Adviser).  Because an investor is investing directly in the Underlying Funds through a Fund, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Fund’s direct expenses.  The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

7.           Appendix.  The following information regarding additional Underlying Funds are added to the Appendix on pages 48 and 49 as follows:

U.S. Stocks – Large Cap

NATIONWIDE ZIEGLER EQUITY INCOME FUND seeks to invest, under normal market conditions, in stocks that provide a dividend yield that is generally greater than the average yield for each stock’s representative Global Industry Classification Standard (“GICS”) sector and provide exposure across major sectors of the domestic equity market, as defined by GICS.  Under normal circumstances the Fund will invest at least 80% of its net assets plus borrowings in equity securities.  Under normal market conditions, the Fund may invest up to 20% of its assets in various other instruments, including, but not limited to, American Depositary Receipts, bonds and index futures contracts and index options, including options on futures contracts, and other derivatives.  The Fund also may invest up to 10% of its assets in exchange traded funds (“ETFs”) and in options on ETFs.  The Fund is permitted to invest more than 25% of the Fund’s net assets in common stocks of companies which operate in the financial services sector.

Bonds

NATIONWIDE CORE PLUS BOND FUND seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities.  Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities.  These securities typically include corporate bonds, U.S. government securities, and mortgage-backed securities.  The Fund generally invests at least 80% of its assets in a diversified mix of fixed-income securities that are considered to be investment grade.  The Fund may invest up to 20% of its assets in high-yield bonds, which are lower-rated or non-investment grade, and often referred to as “junk bonds.”

Short-Term Bonds

NATIONWIDE HIGHMARK SHORT TERM BOND FUND invests primarily in bonds (or fixed income securities) which include:

•	U.S. government securities;
•	Corporate debt securities issued by U.S. or foreign companies that are in the four highest rating categories of nationally recognized rating agencies such as Moody’s or S&P (“investment grade”);
•	Investment-grade fixed income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities; and
•
Investment-grade fixed income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings in fixed income securities.  The Fund will maintain an average duration of between 1 and 3 years.  The Fund may also invest up to 10% of its assets in issues which are rated below Baa3 by Moody’s and/or BBB- by S&P, but have a minimum rating of B3 by Moody’s and/or B- by S&P at the time of investment (high-yield bonds, or “junk bonds”).  In addition to these, the Fund may invest in other types of debt securities.

Emerging Market Stocks, Commodities, REITS, Inflation-Protected Bonds, International/Emerging Market Bonds and High-Yield Bonds

NATIONWIDE ALTERNATIVES ALLOCATION FUND is designed to provide investors with exposure to several categories of alternative investments with investment performance that may have a low correlation to the performance of more traditional investments (i.e., stocks of U.S. and international developed-country issuers and investment-grade bonds issued in the U.S.).  This Fund consists of separate portions of assets, or “sleeves,” to represent the investments in each of the different alternative asset classes. Within each sleeve, the Fund’s subadviser employs a “passive” management approach, investing in securities and derivatives with the goal of matching approximately the investment characteristics and performance of a specified asset class benchmark index before the deduction of Fund expenses.  The alternative investment asset classes in which the Fund currently invests are as follows:

•	Treasury Inflation-Protected Securities
•	International bonds
•	High-yield bonds
•	Emerging market bonds
•	Emerging market stocks
•	Commodities
•	Global real estate stocks

The Treasury Inflation Protected Securities and global real estate stock sleeves invest in a statistically selected sampling of the bonds or stocks that are included in or correlated with their respective benchmark indexes.  The international bonds, high-yield bonds, emerging market bonds, emerging market stocks and commodities sleeves, however, invest primarily in derivatives as a substitute for investing in such securities themselves.  For the international bonds, high-yield bonds, emerging market bonds and emerging market stocks sleeves, the subadviser selects futures, forwards and swaps, all of which are derivatives, with investment characteristics similar to those of securities included in each such sleeve’s respective index in an attempt to synthetically replicate the performance of the sleeve’s index.  Instead of investing directly in physical commodities, the commodities sleeve invests primarily in commodity-linked notes in order to expose the Fund to the investment characteristics and performance of the commodities markets.  The Fund also invests in U.S. government securities, money market mutual funds and/or money market instruments to the extent necessary to provide collateral for the Fund’s derivative positions.  Each of these sleeves also may, but is not required to, invest in the securities included in the sleeve’s benchmark index.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE